                                                                    Exhibit 99.2

HEXCEL CORPORATION AND SUBSIDIARIES
ACTUAL 1998 BUSINESS SEGMENT DATA

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                                                                          UNAUDITED
                                       --------------------------------------------------------------------------------
                                        REINFORCEMENT      COMPOSITE     ENGINEERED     CORPORATE
(IN MILLIONS)                             PRODUCTS         MATERIALS      PRODUCTS      & OTHER(3)          TOTAL
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
FIRST QUARTER 1998
  Net sales to external customers         $   42.9          $  164.1     $     49.7     $       -        $   256.7
  Intersegment sales                          35.1               3.0              -             -             38.1
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    Total sales                               78.0             167.1           49.7             -            294.8

  Adjusted EBIT(4)                            13.7              26.1            2.9          (9.0)            33.7
  Depreciation and amortization                4.3               4.2            0.8           0.7             10.0
  Capital expenditures                         3.8               6.5            0.9           0.3             11.5
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SECOND QUARTER 1998
  Net sales to external customers             46.3             170.6           56.6             -            273.5
  Intersegment sales                          35.1               3.2              -             -             38.3
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    Total sales                               81.4             173.8           56.6             -            311.8

  Adjusted EBIT                               15.8              23.1            5.5          (6.2)            38.2
  Depreciation and amortization                3.8               4.3            0.9           0.8              9.8
  Capital expenditures                         4.0               8.8            2.0           1.0             15.8
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THIRD QUARTER 1998
  Net sales to external customers             48.2             157.3           49.8             -            255.3
  Intersegment sales                          30.5               3.1              -             -             33.6
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    Total sales                               78.7             160.4           49.8             -            288.9

  Adjusted EBIT                               13.2              18.7            3.6          (7.2)            28.3
  Depreciation and amortization                4.9               4.5            0.9           0.8             11.1
Capital expenditures                           3.4               8.0            1.7           1.2             14.3
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FOURTH QUARTER 1998
  Net sales to external customers             87.4             161.5           54.6             -            303.5
  Intersegment sales                          29.6               2.5              -             -             32.1
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    Total sales                              117.0             164.0           54.6             -            335.6

  Adjusted EBIT                               14.7              19.2            4.1          (8.5)            29.5
  Depreciation and amortization               10.6               4.1            1.1           0.8             16.6
  Capital expenditures                         9.9               9.9            4.7           0.4             24.9
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YEAR-TO-DATE 1998
  Net sales to external customers            224.8             653.5          210.7             -          1,089.0
  Intersegment sales                         130.3              11.8              -             -            142.1
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    Total sales                              355.1             665.3          210.7             -          1,231.1

  Adjusted EBIT                               57.4              87.1           16.1         (30.9)           129.7
  Depreciation and amortization               23.6              17.1            3.7           3.1             47.5
  Capital expenditures                    $   21.1          $   33.2     $      9.3     $     2.9        $    66.5
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(3) The company does not allocate corporate expenses to its business segments.

(4) Consists of earnings before interest, taxes, equity in earnings of affiliated companies and business acquisition and consolidation expenses.



                                       4